                                                                   EXHIBIT 10.10

     NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE HEREUNDER HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR WITH ANY STATE SECURITIES COMMISSIONER. NEITHER THIS WARRANT NOR THE COMMON STOCK MAY BE SOLD OR TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR UNLESS EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION ARE AVAILABLE.



                              A&R MATERIALS, INC.

                         COMMON STOCK PURCHASE WARRANT

No. W1-__                                                     September 27, 1996

         Reference is hereby made to that certain $___________ Secured Promissory Note (the "Loan Note") dated the date hereof of A&R Materials, Inc.,
                      ---------
a California corporation (the "Company"), in favor of _______________, the terms
                               -------
of which are incorporated by this reference. The Loan Note is one of several similar notes sold to DayStar Partners, L.P. ("DayStar") and other purchasers
                                               -------
(the "Other Purchasers," who together with DayStar are referred to as the
      ----------------
"Purchasers") pursuant to that certain Note Purchase Agreement, of even date
 ----------
herewith, among the Company and the Purchasers (the "Note Purchase Agreement").
                                                     -----------------------
As used herein, an "IPO" means an offering of the Company's securities
                    ---
registered under the Securities Act of 1933, as amended, from which the Company receives gross proceeds of at least $3,500,000.

         The Company hereby certifies that, for value received, ___________, or any transferee who has received this Warrant (the "Holder") is entitled on the
                                                   ------
terms set forth below to purchase from the Company, on or before the Expiration Date (as defined below), at an exercise price of $.0612 (the "Exercise Price"),
                                                              --------------
____________ shares (the "Initial Warrant Shares") of common stock of the
                          ----------------------
Company (the "Common Stock").
              ------------

         The Company and Holder, among other parties, are entering into a Registration Rights Agreement dated as of September 27, 1996 (the "Registration
                                                                   ------------
Rights Agreement").  If an IPO has been completed and the Registration Statement
----------------
contemplated by Section 2.1 of the Registration Rights Agreement is not effective within one year after the effective date of the IPO, then this warrant shall also be exercisable to acquire an additional number of shares equal to 4.0% of the Initial Warrant Shares for each whole or partial month after the first anniversary of the effective date of the IPO during which such Registration Statement has not been declared effective.

     1.  Expiration Date.  This Warrant shall be exercisable in whole or in
         ---------------
part until 5:00 p.m. (San Francisco time) on September 27, 2001, provided,
                                                                 --------
however, that notwithstanding such expiration date, this Warrant shall not
-------
expire unless and until not less than 30 nor more than 90 days shall have passed since the Company gave the Holder notice of the anticipated expiration hereof.

     2.  Exercise of Warrant.  This Warrant shall be exercisable in whole
         -------------------
or in part at any time commencing (i) one year after the closing of the IPO, or
(ii) if the IPO does not close within six months from the date of this Warrant, then one year after the date of this Warrant. This Warrant shall be exercised by surrendering it to the Company at its principal office, with a duly executed Subscription Form (in substantially the form appearing at the end of this document), together with payment of the Exercise Price. Promptly after exercise, the Company shall issue and deliver to or upon the order of the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such exercise, and the Company will pay all issue taxes in connection therewith. All shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance by the Company in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable, and free from all taxes and liens with respect to the issuance thereof. To the extent permitted by law, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, even if the Company's stock transfer books are at that time closed, and the Holder shall be treated for all purposes as the holder of record of the Common Stock to be issued upon such exercise as of the close of business on such date. Upon any partial exercise, the Company will issue to or upon the order of the Holder a new Warrant for the number of shares of Common Stock as to which this Warrant has not been exercised.

     3.  Adjustment of Exercise Price.  The Exercise Price and the number
         ----------------------------
of shares subject to this Warrant shall be subject to adjustment from time to time as described below.

         3.1  Adjustment for Stock Splits, Stock Combinations and Common Stock
              ----------------------------------------------------------------
Dividends.  If at any time or from time to time after the date of this Warrant
---------
(the "Issue Date") the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock (or in options to purchase or rights to subscribe for Common Stock, or securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (collectively, "Common Stock Rights")) or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Exercise Price shall be decreased, and the number of shares of Common Stock which the Holder shall be entitled to purchase hereunder shall be increased, in direct proportion to such increase in outstanding shares; and if the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be increased, and the number of shares of Common Stock which the Holder shall be entitled to purchase hereunder shall be decreased, in direct proportion to such decrease in outstanding shares (it being assumed, in each case, for purposes of calculating such proportional adjustments, that all Common Stock Rights outstanding on the date the adjustments are to be made are exercised into the maximum number of shares of Common Stock into which they may be converted).

         3.2  Adjustment for Dividends in Other Stock or Property;
              ----------------------------------------------------
Reclassifications.  In case at any time or from time to time after the holders
-----------------
of the Common Stock receive or, on or after the record date fixed for the determination of eligible stockholders, become entitled to receive, without payment therefor, (i) other or additional stock or other securities or cash or other property by way of dividend, or (ii) other or additional stock or other securities or cash or other property by way of stock split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (in each case other than additional shares of Common Stock of the Company, or any other stock or securities into which such Common Stock had been changed, or any Common Stock Rights, issued as a stock dividend or stock-split), then, and in each such case, the Holder, upon the exercise of this Warrant, will be entitled to receive the amount of stock, securities and/or property (including cash) which the Holder would have received on or before the date of such exercise if on the Issue Date he had been the holder of record of the number of shares of Common Stock of the Company which he would have been able to acquire upon exercise in full of this Warrant and had thereafter, during the period from the Issue Date to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and cash or other property receivable by him as aforesaid during such period.

         3.3  Adjustment for Reorganization, Consolidation, Merger.  In case of
              ----------------------------------------------------
any reorganization of the Company (or any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), or in case the Company (or such other corporation) consolidates with, merges into or conveys all or substantially all its assets to another corporation after the Issue Date, then the Holder, upon the exercise of this Warrant at any time after the consummation of such reorganization, consolidation, merger or conveyance, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock, securities or property to which the Holder would have been entitled upon such consummation if the Holder had converted this Warrant immediately prior thereto. The provisions of this Paragraph 3.3 shall similarly apply to successive reorganizations, consolidations, mergers or conveyances.

         3.4  Other Restrictions Relating to Acquisitions.  The Company shall
              -------------------------------------------
not permit a third party to acquire substantially all of its stock or assets, or to merge with it, prior to the Company's IPO without the written consent of the Holder of this Warrant, unless in connection therewith the Company pays all amounts then owing under the Loan Note. If the acquisition price for the Company's shares is at least 250% of the exercise price of this Warrant, then the Company may terminate this Warrant if it has not been exercised by the Holder within 30 days following the Closing of such acquisition.

         3.5  Minimal Adjustments.  No adjustment in the Exercise Price need be
              -------------------
made if such adjustment would result in a change in the Exercise Price of less than one percent (1%); no adjustment in the number of shares of Common Stock subject to this Warrant need be made if such adjustment would result in a change of less than one percent (1%) in the number of shares subject hereto. Any adjustment less than these amounts which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of at least this amount.

         3.6  Reorganization of Company.  If the Company consolidates or merges
              -------------------------
with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the Holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant Holders a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement. If this subsection applies, other subsections of this Section 3 shall not apply.

         3.7  Certificate as to Adjustments.  Upon the occurrence of each
              -----------------------------
adjustment pursuant to this Paragraph 3 or pursuant to the initial paragraph of this Warrant, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective number of shares of Common Stock subject to the Warrant, and (iii) the then effective amount of securities (other than Common Stock) and other property, if any, which would be received upon exercise of the Warrant.

     4.  No Dilution or Impairment.  The Company will not, by amendment of
         -------------------------
its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant and will take no action to amend its Articles of Incorporation which would change to the detriment of the holders of Common Stock (whether or not any Common Stock is outstanding at the time) the dividend or voting rights of the Company's Common Stock as constituted on the date hereof.

     5.  Reservation of Stock Issuable on Exercise of Warrant.  The Company
         ----------------------------------------------------
will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all such shares of Common Stock and other stock, securities and property as from time to time are receivable upon the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock (or other stock, securities or property) shall not be sufficient to effect the exercise of this Warrant, the Company will use its best efforts to take such corporate action as may be necessary, in the opinion of its counsel, to increase its authorized but unissued shares of Common Stock (or other stock, securities or property) to such number of shares as shall be sufficient for such purpose.

     6.  Fractional Shares.  No fractional shares of the Common Stock will
         -----------------
be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     7.  Notice of Record Date.  In case (i) the Company takes a record of
         ---------------------
the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or (iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be
             ----
mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date specified therein.

     8.  Warrant Register.  The Company, or its duly appointed agent, shall
         ----------------
maintain a register for this Warrant and other warrants of similar tenor on which it shall register the issuance and transfer of such warrants. The duly registered holder ("Registered Owner") of each warrant shall be deemed the actual owner of the warrant so registered until the Company, or its agent, is required to record a transfer thereof.

     9.  Transfer.
         --------

         9.1  Transfer.  Subject to compliance with all applicable federal and
              --------
state securities laws and the terms of this Warrant, this Warrant may be transferred, in whole or in part, without the consent of the Company. The Company acknowledges that one or more of the Purchasers may wish to transfer their Warrants to a stock brokerage firm which would then exercise the Warrant and sell the underlying stock. If the Company is notified that one or more of the Purchasers wish to proceed in this manner, the Company will cooperate with the parties and use reasonable efforts to assist the brokerage firm in disposing of the underlying securities in accordance with applicable law.

         9.2  Registration or Exemption.  This Warrant and the Warrant Shares
              -------------------------
shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

         9.3  Legend.  Each certificate representing Warrant Shares shall bear
              ------
a legend substantially in the following form:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act or otherwise.

     10.  Payment of Taxes.  The Company will pay all documentary stamp taxes
          ----------------
attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any
          --------  -------
tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     11.  Replacement of Warrant.  Upon receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement or bond in such reasonable amount as the Company may determine or (in the case of mutilations) upon surrender and cancellation hereof, the Company, at its expense, will issue a replacement.

     12.  Notices.  All notices, requests, consents and other communications
          -------
required or permitted hereunder shall be in writing and shall be deemed to have been delivered one business day after deposit with a reputable overnight delivery service, or two business days after deposit in the mail with the United States Postal Service addressed as follows:

               (a) If to any Holder, addressed to such Holder at its address as shown on the books of the Company, or at such other address as such Holder may specify from time to time by written notice to the Company, with a copy to Paul Escobosa, Esq., Coblentz, Cahen, McCabe & Breyer, LLP, 222 Kearny Street, 7th Floor, San Francisco, CA 94108.

               (b) If to the Company, at the address set forth below, or at such other address as the Company may specify from time to time by written notice to the Holder, with a copy to Kevin Kelso, Fenwick & West LLP, Two Palo Alto Square, Palo Alto, CA 94306;

and such notices and other communications shall for all purposes of this Warrant be treated as being effective or having been given upon delivery, if delivered personally, or, if sent by mail, seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

     13.  Survival of Covenants, Representations and Warranties, etc.  All
          ----------------------------------------------------------
covenants, representations and warranties made in, pursuant to, or in connection with this Warrant shall survive the execution and delivery hereof.

     14.  Severability.  Should any one or more of the provisions of this
          ------------
Warrant be determined to be illegal or unenforceable, all other provisions of this Warrant shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     15.  Parties in Interest.  All the terms and provisions of this Warrant
          -------------------
shall be binding upon and inure to the benefit of and be enforceable by the respective transferees, successors, assigns, administrators, executors, heirs, and legal representatives of the Holder and the Company, whether so expressed or not.

     16.  Changes; Waiver.  Neither this Warrant nor any term hereof may be
          ---------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     17.  Headings.  The headings in this Warrant are for purposes of
          --------
convenience of reference only, and shall not be deemed to constitute a part hereof.

     18.  Governing Law.  This Warrant shall be construed in accordance with and
          -------------
governed by the laws of that State. Any litigation or arbitration between the parties which arises out of this Warrant shall be instituted and prosecuted only in the appropriate California or Federal court or other tribunal, situated in San Jose, California. The Company hereby specifically submits itself and its properties to the exclusive jurisdiction of such courts for purposes of any such action and the enforcement of any judgment or order arising therefrom. The parties hereto each waive any right to a change of venue and any and all objections to the jurisdiction of the California courts. Notwithstanding the foregoing, the Purchasers may take such actions in a foreign jurisdiction with they deem necessary and appropriate to enforce or collect any court judgment in any dispute arising out of the Warrant or to seek and obtain other relief as is necessary to enforce the terms of this Warrant. Each party agrees that service upon such party in any such action or proceeding maybe made as provided above for the giving of notices.

     19.  Expiration.  If the last day on which this Warrant may be exercised,
          ----------
or on which it may be exercised at a particular Exercise Price, is a Sunday or a legal holiday or a day on which banking institutions doing business in the City of San Francisco are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (San Francisco time) on the next succeeding full business day with the same force and effect and at the same Exercise Price as if exercised on such last day specified herein.



                  [balance of page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed and delivered on the date first set forth above.

                                        A&R MATERIALS, INC.,
                                        a California corporation


                                        By:
                                            --------------------------------

                                        Its:
                                              -----------------------------

                                        Address:   4010 Moorpark Ave., Suite 119
                                                   San Jose, CA  95117
                                                   Attn:  James E. Alexander


ACCEPTANCE BY HOLDER:

------------------------------------------

By:
    ------------------------------------

     By:
         ------------------------------

     Title:
            ----------------------------



Dated:  _____________, 1996

                               SUBSCRIPTION FORM
                               -----------------


     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______ shares of the Common Stock of A&R MATERIALS, INC. and hereby delivers $______________ in payment of the Exercise Price thereof, in accordance with the Common Stock Purchase Warrant dated ____________________, ______.

     DATED: _______________, _____


                                    ------------------------------
                                    Name of Warrant Holder



                                    By
                                      ----------------------------
                                         Authorized Signature